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                                                                  EXHIBIT 10.4




                          MASTER CONSTRUCTION CONTRACT


        THIS AGREEMENT, dated as of the 28th day of June, 1991, by and among GHA HARBOR ASSOCIATES, a Florida general partnership, GHA GRAND HARBOR, LTD., GHA ST. DAVID'S, LTD., GHA WOOD DUCK, LTD., GHA HARBOR, LTD., GHA NEWPORT, LTD., GHA RIVER CLUB, LTD., GHA COVENTRY, LTD., each a Florida limited partnership (each a "Partnership" and collectively, the "Partnerships") and PROCTOR CONSTRUCTION COMPANY, a Florida corporation ("Proctor").

                                  Recitals

        A. Each of the Partnerships owns certain real property (the real property owned by any one of the Partnerships being referred to as a "Property" and the real property owned by all of the Partnerships being referred to collectively as the "Properties") in Indian River County, Florida known collectively as Grand Harbor which the Partnerships are developing as a residential community development.

        B. Proctor is authorized to conduct business in the State of Florida and licensed by the State of Florida to perform services as a general contractor.

        C. The Partnerships desire to retain the services of Proctor as the general contractor for all improvements to be constructed on the Properties during the term of this Agreement, and Proctor desires to provide such general contractor services.
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        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the Parties hereto agree as follows:

        1. Construction Contracts. In the event that any Partnership desires to construct any improvements on a Property owned by such Partnership, Proctor shall have the exclusive right to enter into a construction contract (a "Construction Contract") with such Partnership to construct said improvements. Each Construction Contract shall provide that Proctor shall be paid the cost of the work plus a fee (the "Fee") equal to (i) an amount reflecting Proctor's overhead, which shall not exceed seven percent (7%) plus (ii) five percent (5%) of the contract price for Proctor's profit ("Profit"). Each Construction Contract shall contain a guaranteed maximum price. Each Construction Contract shall utilize and incorporate the provisions of the American Institute of Architects' form agreement entitled "Standard Form of Agreement Between Owner and Contractor Where the Basis of Payment is the Cost of the Work Plus a Fee" (AIA Document A-111, 1987 edition), or such later edition of this standard form contract as the AIA may publish (the "Standard Form"). The Standard Form incorporates by reference AIA Document A201, General Conditions of the Contractor for Construction (the "General Conditions"). The General Conditions, as same may be modified by the American Institute of Architects from time to time, shall be incorporated in and be a part of each Construction Contract between any Partnership and Proctor.


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        2.       Subcontractors.  In prosecuting the work to be performed under any of the contracts as described in Section 1 above, Proctor agrees to utilize subcontractors acceptable to the Partnerships as provided in the Standard Form. Without limiting the generality of the foregoing, the Partnerships may require that all subcontractors employed by Proctor be individuals or entities with no affiliation or financial relationship with Proctor.

        3. Term. This Agreement shall commence on the date hereof and shall continue until the earliest to occur of the following:

                 a.      December 31, 1999;

                 b. Donald C. Porter shall (i) no longer own, beneficially or of record, a majority of the equity of Proctor or (ii) no longer control or be active in the day-to-day management of Proctor;

                 c. A material breach by Proctor of its obligations under this Agreement or under any Construction Contract with any of the Partnerships;

                 d. Sale or other transfer of all or substantially all of the Properties or the termination of all of the Partnerships; or
                 e. The bankruptcy, insolvency or dissolution of Proctor or the death or disability of Donald C. Porter.

        The other provisions hereof notwithstanding, any termination of this Agreement shall not cause the termination of any existing Construction Contract.



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        4.       Miscellaneous.

                 a. Notices. All notices to be given by each party to the other pursuant to this Agreement shall be delivered in person or deposited in the United States Mails, postage prepaid, by certified or registered mail, return receipt requested or by overnight courier or by facsimile and addressed as follows:

                 To:                    PROCTOR CONSTRUCTION COMPANY
                                        1401 South A1A
                                        Vero Beach, Florida 37963

                 With a copy to:        Collins Browns Caldwell
                                        Chartered
                                        744 Beachland Blvd.
                                        Vero Beach, Florida 32963
                                        Attention: William W. Caldwell

                 To:                    THE PARTNERSHIPS
                                        2121 Grand Harbor Blvd.
                                        Vero Beach, Florida 32967
                                        Attention:

                 With a copy to:




                 b. Validity. In the event that any provision of this Agreement shall be held invalid, the same shall not affect in any respect whatsoever the validity of any other provisions of this Agreement.

                 c. Litigation Expenses. In any controversy, claim or dispute arising out of, or relating to, this Agreement or the method and manner of performance thereof or the breach thereof, the prevailing party shall be entitled to and awarded, in addition to any other relief, a reasonable sum as litigation expenses. If neither party wholly prevails, the party that substantially





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prevails shall be awarded a reasonable sum as litigation expenses.  In determining what is a reasonable sum for litigation expenses, the actual amount of attorneys' fees the party is obligated to pay its attorney or attorneys shall be presumed to be reasonable, which presumption is rebuttable. For the purposes of this provision, the term proceeding shall include arbitration, administrative, bankruptcy, and judicial proceedings, including appeals therefrom.

                 d. Governing Law. All provisions of this Agreement shall be construed, given effect, and enforced according to the laws of the State of Florida.
                 e. Entire Agreement. This Agreement contains the entire understanding between the parties hereto. No variations, modifications, or changes herein shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such parties.

                 f. Remedies. In the event of a breach of this Agreement, neither party shall have the right of specific performance, but shall have only the right to recover damages.

        5.       Arbitration.

                 a. Any controversy, claim, or dispute arising out of or relating to this Agreement or the breach thereof shall be resolved by arbitration in Indian River County, Florida pursuant to the Florida Arbitration Code, or its successor statute, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof and shall constitute a final adjudication of all matters submitted to arbitration.





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                 b.      The parties shall select a single arbitrator within
ten (10) days of the date a written demand for arbitration is received by either party from the other. In the event the parties fail to select an arbitrator within said 10-day period, any party hereto may make immediate application to the Indian River County Circuit Court for the appointment of an arbitrator, which appointment shall be binding on the parties hereto.

                 c. It is the intent of the parties by this arbitration provision to provide for a speedy and efficient means of resolving disputes.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                        PROCTOR CONSTRUCTION COMPANY


                                        By: /s/ Donald C. Proctor
                                        ----------------------------
                                        Its: President

                                        GHA GRAND HARBOR, LTD.


                                        By: /s/ Donald C. Proctor
                                        ----------------------------
                                        Its: President

                                        GHA ST. DAVID'S, LTD.


                                        By: /s/ Donald C. Proctor
                                        ----------------------------
                                        Its: President

                                        GHA WOOD DUCK, LTD.


                                        By: /s/ Donald C. Proctor
                                        ----------------------------
                                        Its: President





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                                        GHA HARBOR, LTD.


                                        By: /s/ Donald C. Proctor
                                        -----------------------------
                                        Its: President

                                        GHA NEWPORT, LTD.


                                        By: /s/ Donald C. Proctor
                                        -----------------------------
                                        Its: President

                                        GHA RIVER CLUB, LTD.


                                        By: /s/ Donald C. Proctor
                                        -----------------------------
                                        Its: President

                                        GHA COVENTRY, LTD.


                                        By: /s/ Donald C. Proctor
                                        -----------------------------
                                        Its: President

                                        GRAND HARBOR ASSOCIATES, a Florida
                                        general partnership

                                        By   Grand Harbor Associates, Inc.,
                                             a Florida corporation



                                        By /s/ Kenneth L. Uptain
                                           --------------------------
                                             Its
                                             ------------------------


                                        By   Andlinger Properties Capital
                                             L.P., a Delaware limited
                                             partnership

                                             By   Andlinger Properties
                                                  Capital Corp., its
                                                  general partner


                                        By /s/
                                           --------------------------
                                             Its Attorney-in-fact
                                             ------------------------





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                    ADDENDUM TO MASTER CONSTRUCTION CONTRACT

        THIS ADDENDUM is entered into this 20th day of February, 1996, by and between GRAND HARBOR ASSOCIATES, INC., a Florida corporation ("Associates") and PROCTOR CONSTRUCTION COMPANY, a Florida corporation ("Proctor").

                                   BACKGROUND

        Associates and Proctor are parties to that certain Master Construction Contract (the "Contract") regarding the Grand Harbor project dated as of the 28th day of June, 1991. Associates has become the ninety percent (90%) owner of the Grand Harbor and Oak Harbor project and ninety percent (90%) successor-in-interest to Grand Harbor Associates, a Florida General Partnership. The parties wish to have this Addendum modify the Contract as set forth herein.

                                   AGREEMENT

        1. The terms "Partnership" and "Partnerships" as defined in the Contract shall mean the following: (i) all entities currently defined as a Partnership under the Contract; (ii) all entities shown on the Corporate Organizational Chart which construct or develop any portion of Grand Harbor/Oak Harbor attached hereto as Exhibit "A" and made a part hereof; and (iii) all entities (whether now existing or existing in the future) which construct or develop any portion of Grand Harbor/Oak Harbor as shown on the Project Site Map attached hereto as Exhibit "B" and made a part hereof and which Associates has an ownership interest in (either directly or indirectly). These terms are all inclusive and include all general partnerships, limited partnerships, corporations and other business entities within the parameters of (i), (ii) and
(iii) above.

        2. Notwithstanding anything to the contrary in Section 1 of the Contract, the aggregate sum of all of Proctor's overhead charged to a Partnership or the Partnerships in connection with the construction and development of Grand Harbor/Oak Harbor shall not exceed the amounts set forth below on an annual basis. For example, if Proctor's cost of the work is $20,000,000.00 annually in connection with construction at Grand Harbor/Oak Harbor and, as such, Proctor could charge up to $1,400,000.00 in overhead based on the formula in the Contract ($20,000,000.00 x 7% = $1,400,000.00), the
maximum aggregate overhead that Proctor can charge the Partnerships for a given year is the applicable aggregate sum set forth below. Further, as an example, in the event that Proctor's cost of the work is only $10,000,000.00 annually in connection with construction at Grand Harbor/Oak Harbor, the maximum overhead that Proctor could charge is only up to $700,000.00 based on the formula in the Contract ($10,000,000.00 x 7% = $700,000.00) and based on





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the intent of this Addendum, notwithstanding the fact that a higher amount may be set forth below:

                          1994             $1,062,000.00
                          1995             $1,093,860.00
                          1996             $1,126,676.00
                          1997             $1,160,476.00
                          1998             $1,195,290.00
                          1999             $1,231,149.00

        3. All other provisions, terms and conditions of the Contract remain unchanged and remain in full force and effect and are incorporated herein by reference.

GRAND HARBOR ASSOCIATES, INC.              PROCTOR CONSTRUCTION COMPANY,
A FLORIDA CORPORATION                      A FLORIDA CORPORATION


BY: /S/ KENNETH L. UPTAIN                  BY: /S/ DONALD C. PROCTOR
    --------------------------                 -------------------------
        PRESIDENT                                  PRESIDENT

STATE OF FLORIDA          )
                          ) ss.
COUNTY OF INDIAN RIVER    )

        The foregoing instrument was acknowledged before me this 20th day of February, 1996, by KENNETH L. UPTAIN, PRESIDENT OF GRAND HARBOR ASSOCIATES, INC., A FLORIDA CORPORATION, who is personally known to me.


My Commission Expires:            /s/ Colleen M. Antonides
October 19, 1998                  --------------------------------
                                  Print Name: Colleen M. Antonides
                                              --------------------
                                  Notary Public, State of Florida

STATE OF FLORIDA          )
                          ) ss.
COUNTY OF INDIAN RIVER    )

        The foregoing instrument was acknowledged before me this 20th day of February, 1996, by DONALD C. PROCTOR, PRESIDENT OF PROCTOR CONSTRUCTION COMPANY, A FLORIDA CORPORATION, who is personally known to me.


My Commission Expires:            /s/ Colleen M. Antonides
October 19, 1998                  --------------------------------
                                  Print Name: Colleen M. Antonides
                                              --------------------
                                  Notary Public, State of Florida





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                                   EXHIBIT A


               [ORGANIZATIONAL CHART OF GRAND HARBOR ASSOCIATES,
                 INC. AND GRAND HABOR DEVELOPMENT CO., LISTING
              ALL OF THE CORPORATIONS AND LIMITED PARTNERSHIPS FOR
          ALL OF THE GRAND HARBOR AND OAK HARBOR DEVELOPMENT PROJECTS]





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                                   EXHIBIT B


         [GRAPH OF THE PROJECT SITE MAP OF THE GRAND HARBOR PROJECT LOCATED IN VERO BEACH, FLORIDA WITH INFORMATION ON THE DIFFERENT PARCELS, ACREAGE, CURRENT ZONED UNITS, AND ALLOWABLE COMMERCIAL SQUARE FEET.]





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